UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2020

TARGA RESOURCES PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

811 Louisiana St, Suite 2100

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
9.0% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NGLS/PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 11, 2020, Targa Resources Partners LP (the “Partnership”) and Targa Receivables LLC, a bankruptcy-remote special purpose entity that is an indirect wholly-owned subsidiary of the Partnership (the “SPV”), entered into a Commitment Increase Request with PNC Bank, National Association, as administrator, purchaser agent and LC Bank, and Wells Fargo Bank, National Association, as purchaser agent and LC Participant (the “Commitment Increase Request”) to the Receivables Purchase Agreement dated as of January 10, 2013 among the SPV, as seller, the Partnership, as servicer, the conduit purchasers, the committed purchasers, the purchaser agents and the LC participants party thereto and PNC Bank, National Association, as administrator and LC Bank (the “Purchase Agreement”), which increases the Purchase Limit (as defined in the Purchase Agreement) of the accounts receivable securitization facility (the “Facility”) from $250 million to $350 million. As of December 11, 2020, after giving effect to the Commitment Increase Request, there were $250 million of trade receivable purchases outstanding under the Facility. A copy of the Commitment Increase Request is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The foregoing description of the Commitment Increase Request does not purport to be complete and is qualified in its entirety by reference to the full text of the Commitment Increase Request, which is incorporated by reference herein.

The committed purchasers or their respective affiliates have performed investment banking, financial advisory and commercial banking services for the Partnership and certain of its affiliates, for which they have received customary compensation, and they may continue to do so in the future. The Partnership or its affiliates have entered into commodity swap transactions with certain of the committed purchasers or their respective affiliates with terms the Partnership believes to be customary in connection with such transactions.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Commitment Increase Request, dated December 11, 2020, by and among Targa Receivables LLC, as seller, the Partnership, as servicer, and PNC Bank, National Association, as administrator, purchaser agent and LC Bank, and Wells Fargo Bank, National Association, as purchaser agent and LC Participant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 14, 2020

TARGA RESOURCES PARTNERS LP

By:	Targa Resources GP LLC,
its general partner

By:	/s/ Jennifer R. Kneale
Jennifer R. Kneale
Chief Financial Officer

3